Exhibit 99.1

Ascent Capital Group and Monitronics International Announce Waiver under the Merger Agreement and OTC Listing Update

ENGLEWOOD, CO - August 26, 2019 (GLOBE NEWSWIRE) — Ascent Capital Group, Inc. (“Ascent”) (OTC: ASCMA, ASCMB) and its wholly owned subsidiary, Monitronics International, Inc. (“Monitronics” or “the Company”), today announced that they have entered into a Waiver (the “Waiver”) under the Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Ascent will merge with and into Monitronics (the “Merger”) substantially concurrently with the completion of the previously announced restructuring of Monitronics. Pursuant to the Waiver, Ascent and Monitronics have agreed (i) to waive the condition to the closing of the Merger that the shares of Monitronics common stock (the “Monitronics Common Stock”) to be issued to the holders of Ascent’s common stock upon completion of the Merger and the transactions contemplated by the Merger Agreement be quoted on the OTC Markets or any similar national or international quotation service and (ii) that Monitronics shall endeavor to cause the Monitronics Common Stock to be quoted on any tier of the OTC Markets or any similar national or international quotation service as quickly as practicable after the completion of the Merger. It is currently expected that the Monitronics Common Stock will begin to be quoted on the OTC Markets on or prior to the second business day following the completion of the Merger and the transactions contemplated by the Merger Agreement. The Merger is expected to be completed on or about August 30, 2019, subject to the satisfaction of additional customary closing conditions.

Forward-Looking Statements

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Merger and the expected timetable for its completion and for the quotation of the Monitronics Common Stock on the OTC Markets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties and projections of results of operations or of financial condition or forecasts of future events that could cause actual results, performance or events to differ materially from those expressed or implied in these statements, including, without limitation, satisfaction of the conditions to the completion of the Merger and completion of the endeavor set forth in the Waiver. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “forward” or “continue” and similar expressions are used to identify forward-looking statements that can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. These forward-looking statements speak only as of the date of this communication, and Ascent and Monitronics expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Ascent’s or Monitronics’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Ascent and Monitronics, including the most recent Forms 10-K and 10-Q for additional information about Ascent and Monitronics and about the risks and uncertainties related to Ascent’s and Monitronics’ respective business which may affect the statements made in this press release.

About Ascent and Monitronics

Ascent Capital Group, Inc. (OTC: ASCMA, ASCMB) is a holding company whose primary subsidiary is Monitronics, one of the largest home security and alarm monitoring companies in the U.S. Headquartered in the Dallas-Fort Worth area, Monitronics secures approximately 900,000 residential and commercial customers through highly responsive, simple security solutions backed by expertly trained professionals. The company has the nation’s largest network of independent authorized dealers — providing products and support to customers in the U.S., Canada and Puerto Rico — as well as direct-to-consumer sales of DIY and professionally installed products. For more information on Ascent, see http://ir.ascentcapitalgroupinc.com.

Investor Contact

Erica Bartsch

Sloane & Company

212-486-9500

ebartsch@sloanepr.com

Media Contact

Sarah Rosselet

FTI Consulting Inc.

312-428-2638

Sarah.Rosselet@fticonsulting.com